SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 6, 1997

                       UNION PACIFIC RESOURCES GROUP INC.
                 (Exact name of registrant specified in Charter)

        Utah                       1-13916                    13-2647483
   (State or other               (Commission                (IRS Employee
   jurisdiction of               File Number)            Identification No.)
   incorporation)

                         801 Cherry Street
                         Fort Worth, Texas                  76101
              (Address of principal executive offices)     Zip Code

           Registrant's telephone, including area code: (817) 877-6000

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         (Former name and former address, if changed since last report)

Item 5. Other Events.

        On October 6, 1997, the Registrant announced by press release that Resources Newco, Inc., its wholly owned subsidiary, had amended its existing tender offer to acquire Pennzoil Company. The revised tender offer is for all shares of Common Stock, par value $.83-1/3 per share, of Pennzoil Company. The Registrant hereby incorporates by reference herein the press release attached hereto as Exhibit 99.1, which is made a part of this Item 5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

        Exhibit No.                    Exhibit
        -----------                    -------
           99.1            Press Release dated October 6, 1997.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      UNION PACIFIC RESOURCES GROUP INC.

                                      By: /s/ Joseph A. LaSala, Jr.
                                          Name:  Joseph A. LaSala, Jr.
                                          Title: Vice President, General Counsel
                                                 and Secretary
Dated: October 14, 1997

          Exhibit No.                  Exhibit                    Page
          -----------                  -------                    ----
             99.1          Press Release dated October 6, 1997.

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